UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 3, 2017

PWRCOR, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-09370	13-3186327
(Commission File Number)	(IRS Employer Identification No.)

60 E. 42nd Street, 46th Floor

New York, NY 10165

(Address of Principal Executive Offices)  (Zip Code)

(212) 796-4097

(Registrant's Telephone Number, Including Area Code)

RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.03  Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On March 3, 2017, Receivable Acquisition & Management Corporation (the “Company”) filed an Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware changing its name to PwrCor, Inc.  The proposal for the amendment was approved by the Company’s stockholders at its Annual Meeting held on January 20, 2017.  A copy of the filed Certificate of Incorporation is attached hereto as Exhibit 3(i).

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

3(i)

Amended and Restated Certificate of Incorporation of Receivable Acquisition & Management Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2017

PWRCOR, INC.

By:  /s/ Thomas Telegades

Name: Thomas Telegades

Title:   Chief Executive Officer

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